Exhibit 10.45

MASTER AMENDMENT NO. 9 TO THE U.S. RECEIVABLES LOAN AGREEMENT, U.S. SERVICING AGREEMENT, U.S. RECEIVABLES PURCHASE AGREEMENT AND TRANSACTION DOCUMENTS AND WAIVER

This Master Amendment No. 9 to the U.S. RECEIVABLES LOAN AGREEMENT, U.S. RECEIVABLES PURCHASE AGREEMENT, U.S. SERVICING AGREEMENT AND TRANSACTION DOCUMENTS AND WAIVER, dated as of October 30, 2020 (this “Amendment”), is made among Huntsman Receivables Finance II LLC (the “Company”), a Delaware limited liability company, Huntsman Ethyleneamines LLC, a Texas limited liability company (“Huntsman Ethyl”), Huntsman Petrochemical LLC, a Delaware limited liability company (“Huntsman Petro”), Huntsman Advanced Materials Americas LLC, a Delaware limited liability company (“Huntsman Advanced” and, together with Huntsman Propylene, Huntsman Fuels, Huntsman Ethyl and Huntsman Petro, each an “Existing U.S. Originator” and collectively the “Existing U.S. Originators”), EPM Specialty Polymers Holding Corp., a Delaware corporation (“New Originator), Huntsman International LLC, a limited liability company established under the laws of Delaware (“Huntsman International”), Vantico Group S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (Luxembourg) with its registered office at 51, Boulevard Grande-Duchesse Charlotte, L-1331 Luxembourg (the “Master Servicer”), PNC Bank, National Association (“PNC”) in its capacities as Administrative Agent (the “Administrative Agent”), as Collateral Agent (the “Collateral Agent”), as a Funding Agent (the “PNC Funding Agent”) and as a Committed Lender (the “PNC Committed Lender”), The Toronto-Dominion Bank, as a Funding Agent (the “TD Funding Agent”) and as a Committed Lender (the “TD Committed Lender”), and Reliant Trust, as a Conduit Lender (the “TD Conduit Lender”) (each Conduit Lender and Committed Lender collectively, the “Lenders”).

WHEREAS, the Existing U.S. Originators and Huntsman International, as purchaser, are parties to the U.S. Receivables Purchase Agreement dated as of October 16, 2009 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing U.S. Receivables Purchase Agreement”) relating to the sale of certain Receivables originated by the U.S. Originators;

WHEREAS, the Company, the Master Servicer, the PNC Funding Agent, the PNC Committed Lender, the TD Funding Agent, the TD Committed Lender, the TD Conduit Lender, the Administrative Agent and the Collateral Agent are parties to the U.S. Receivables Loan Agreement, dated as of October 16, 2009 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Existing U.S. Receivables Loan Agreement”) pursuant to which the Company may from time to time request Loans from the Lenders to, among other things, acquire Receivables;

WHEREAS, the Company, the Master Servicer, the Servicer Guarantor, the Local Servicers, the Administrative Agent and the Collateral Agent are parties to the U.S. Servicing Agreement dated as of October 16, 2009 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Existing U.S. Servicing Agreement”);

WHEREAS, the Master Servicer has notified the Administrative Agent, the Collateral Agent, the Company and each Funding Agent that the New Originator desires to become an Originator under the U.S. Receivables Purchase Agreement and shall thereafter sell its Receivables to Huntsman International pursuant to the U.S. Receivables Purchase Agreement and the New Originator has executed and delivered to Huntsman International an Additional Originator Joinder Agreement (the “Joinder Agreement”);

WHEREAS, concurrently with the closing of the Joinder Agreement and this Amendment, (i) the New Originator will convert to EPM Specialty Polymers Holding LLC, a Delaware limited liability company; (ii) the Existing U.S. Originator Huntsman Advanced will merge with and into the New Originator, (iii) ESP Sub LLC, a Delaware limited liability company, will merge with and into CVC Specialty Polymers, LLC, a Delaware limited liability company, with CVC Specialty Polymers, LLC surviving the merger, (iv) CVC Specialty Chemicals, Inc., a New Jersey corporation, will merge with and into EPM CVC Group Holdings, Inc., a Delaware corporation, with EPM CVC Group Holdings, Inc. surviving the merger, and (v) each of CVC Specialty Polymers, LLC and EPM CVC Group Holdings, Inc., will merge with and into the New Originator with the New Originator surviving the merger (collectively, the “Reorganization”);

WHEREAS, concurrently with the Reorganization, the name of the New Originator will be changed to Huntsman Advanced Materials Americas LLC;

WHEREAS, the Company has requested that the Administrative Agent, the Collateral Agent, the Funding Agents and the Lenders agree to amend the Existing U.S. Receivables Loan Agreement, the Existing U.S. Servicing Agreement, the Existing U.S. Receivables Purchase Agreement and the other Transaction Documents on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Capitalized terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in Schedule 3 to the Existing U.S. Receivables Loan Agreement.

2.

Admission of New Originator as an “Originator” under the U.S. Receivables Purchase Agreement. As of the Effective Date (as defined below), Purchaser has added the New Originator as an “Originator” pursuant to Section 8.04 of the Existing U.S. Receivables Purchase Agreement and the Joinder Agreement. The parties agree that upon the effectiveness of this Amendment and the Joinder Agreement, all references to the “U.S. Receivables Purchase Agreement” in any Transaction Document shall be to such agreement as amended by this Amendment.

3.

Amendments to the U.S. Servicing Agreement. The parties to the Existing U.S. Servicing Agreement hereby agree that, as of the Effective Date, the reference to “Huntsman Advanced Materials Americas LLC, a Delaware limited liability company” in clause (d) of the preamble to the Existing U.S. Servicing Agreement defining “U.S. Originators” and “Local Servicers” shall be deemed to be a reference to the New Originator. The parties agree that upon the effectiveness of this Amendment, all references to the “Servicing Agreement” in any Transaction Document shall be to such agreement as amended by this Amendment.

4.

Amendments to the U.S. Receivables Loan Agreement. The parties to the Existing U.S. Receivables Loan Agreement hereby agree that the Existing U.S. Receivables Loan Agreement shall be and hereby is amended as follows:

(a)	Schedule 3 (Definitions) to the Existing U.S. Receivables Loan Agreement is hereby amended as follows:

(i)	The definition of “Approved Originator” is hereby amended and restated in its entirety to read as follows:

“Approved Originator” shall mean Huntsman Ethyleneamines LLC, Huntsman Advanced Materials Americas LLC (fka EPM Specialty Polymers Holding Corp.), Huntsman International LLC, and Huntsman Petrochemical LLC, unless and until any such entity is removed as an Approved Originator pursuant to Section 28 of the U.S. Receivables Loan Agreement; and any entity that may be approved as an Additional Originator pursuant to, and in accordance with, the provisions of Section 27 of the U.S. Receivables Loan Agreement.

(ii)	The definition of “Approved Obligor Country” is hereby amended and restated in its entirety to read as follows:

“Approved Obligor Country” shall mean (i) the United States, (ii) Canada, (iii) the Netherlands so long as (a) the long-term foreign currency rating on the Netherlands assigned by Moody’s is at least “A2” and (b) the lesser of (X) the long-term foreign currency rating on the Netherlands and (y) the transfer and convertibility assessment on the Netherlands in each case assigned by S&P is at least “A”, (iv) all other countries that are not subject to a sanctions program administered by OFAC (except for the United States, Canada and the Netherlands) with long-term ratings of greater than or equal to BBB- or Baa3, and (v) any other country as may be agreed by the Company, the Administrative Agent and each Funding Agent in writing.

(iii)	The definition of “Approved Obligor Country Overconcentration Limit” is hereby amended and restated in its entirety to read as follows:

“Approved Obligor Country Overconcentration Limit” shall mean, with respect to (i) the United States, 100%, (ii) Canada, 10.0%, (iii) the Netherlands, 10.0% so long as it is an Approved Obligor Country, and otherwise 0.0%, (iv) all other countries that are not subject to a sanctions program administered by OFAC (except for the United States, Canada and the Netherlands) with long-term ratings of greater than or equal to BBB- or Baa3, 5% in the aggregate and (v) any other country, such percentage as may be agreed by the Company, the Administrative Agent and each Funding Agent in writing, in each case, such percentage representing with respect to each such country the maximum aggregate percentage of Receivables that may constitute the Pool Receivables where the related Obligors are residents in such country.

The parties hereto agree that upon the effectiveness of this Amendment, all references to the “U.S. Receivables Loan Agreement” in any Transaction Document shall be to such agreement as amended by this Amendment.

5.

Acknowledgment Regarding Merger of Huntsman Advanced. In connection with the merger of Huntsman Advanced with and into the New Originator, the Administrative Agent and each Funding Agent hereby acknowledges and agrees that all Receivables sold by Huntsman Advanced prior to the date hereof shall not constitute Receivables originated by the New Originator; provided that the New Originator agrees that it shall have a continuing obligation in respect of the Receivables sold by Huntsman Advanced prior to the date hereof pursuant to the Existing U.S. Receivables Purchase Agreement (including making Originator Dilution Adjustment Payments, Originator Adjustment Payments and any payments in respect of indemnification) and such continuing obligation shall be unaffected by the foregoing agreement.

6.

Acknowledgment Regarding Merger of CVC Specialty Chemicals. The parties hereto hereby acknowledge and agree that to the extent the merger described in clause (iv) of the definition of Reorganization (the merger of CVC Specialty Chemicals, Inc., a New Jersey corporation, with and into EPM CVC Group Holdings, Inc., a Delaware corporation, with EPM CVC Group Holdings, Inc. surviving the merger) does not become effective on November 1, 2020 as a result of delays at or requirements of the office of the Secretary of State of New Jersey, the Reorganization shall nonetheless be deemed closed for purposes of this Amendment.

7.

Waivers. In connection with the addition of an originator as an Approved Originator, (a) the Master Servicer, the Company, the Administrative Agent and each Funding Agent shall have received a copy of the Policies of such originator, which Policies shall be in form and substance satisfactory to the Master Servicer, the Servicer Guarantor, the Company, each Funding Agent and the Administrative Agent in accordance with Section 27(a)(ii) of the Existing U.S. Receivables Loan Agreement (the “Policies Requirement”), (b) the Collateral Agent, each Funding Agent and the Administrative Agent shall have received an Opinion of Counsel in form and substance satisfactory to each of them from a nationally recognized law firm qualified to practice in New York to the effect that the sales of Receivables by such originator to Huntsman International or the Company (or such other entity as shall have been agreed) constitute true sales or contributions of such Receivables to Huntsman International or the Company or such other entity in accordance with Section 27(a)(v) of the Existing U.S. Receivables Loan Agreement (the “True Sale Opinion Requirement”) and (c) the Company, the Collateral Agent, each Funding Agent and the Administrative Agent shall have received a certificate prepared by a Responsible Officer of the Master Servicer certifying that after giving effect to the addition of such originator, the Target Receivables Amount shall be equal to or less than the Aggregate Receivables Amount on the date such originator is added pursuant to the applicable Receivables Purchase Agreement in accordance with Section 27(a)(viii) of the Existing U.S. Receivables Loan Agreement (the “Master Servicer Certificate Requirement”). The Company has requested that the Funding Agents, the Collateral Agent and the Administrative Agent waive compliance by the Company and the New Originator with each of the Policies Requirement, the True Sale Opinion Requirement, and the Master Servicer Certificate Requirement. Accordingly, the Funding Agents, the Collateral Agent and the Administrative Agent hereby waive compliance with Policies Requirement, the True Sale Opinion Requirement, and the Master Servicer Certificate Requirement solely with respect to the addition of the New Originator and waive any breach of any provision of any Transaction Document that occurred as a result of such failure to comply with the Policies Requirement, the True Sale Opinion Requirement, and the Master Servicer Certificate Requirement; provided that an authorized signatory of the Master Servicer shall prepare and execute the certificate required by the Master Servicer Certificate Requirement in lieu of a Responsible Officer of the Master Servicer. Each of the Company, Huntsman International, the New Originator and the Master Servicer acknowledges and agrees that the foregoing waiver is limited to the matters expressly set forth herein and all other terms and conditions of the U.S. Receivables Purchase Agreement, the Contribution Agreement, the U.S. Receivables Loan Agreement, the Servicing Agreement and the other Transaction Documents shall stand and remain unchanged and in full force and effect and the Company, each Originator, Huntsman International, and the Master Servicer each remains obligated to comply with all other terms and conditions of the U.S. Receivables Purchase Agreement, the Contribution Agreement, the U.S. Receivables Loan Agreement, the Servicing Agreement and the other Transaction Documents, in each case as amended by this Amendment. The Company further acknowledges and agrees that the Lenders, the Funding Agents, the Collateral Agent and the Administrative Agent shall not be obligated in the future to waive any provision of the U.S. Receivables Purchase Agreement, the Contribution Agreement, the U.S. Receivables Loan Agreement, the Servicing Agreement or any other Transaction Document as a result of having provided the waiver contained herein.

8.

Conditions Precedent. This Amendment shall become effective upon the closing of the Reorganization, provided that the Administrative Agent or its counsel is in receipt of the following (the “Effective Date”):

(i)     this Amendment duly executed by each of the parties hereto;

(ii)     a duly executed copy of the Joinder Agreement;

(iii)     a certificate of a Responsible Officer of the New Originator certifying (i) that there is no pending or, to its knowledge, threatened (in writing) action or proceeding affecting the New Originator before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect with respect to it (other than such action or proceeding as disclosed in public filings), (ii) the names and signatures of the officers authorized on its behalf to execute this Amendment, the Joinder Agreement and the other Transaction Documents to which it is a party and any other documents to be delivered by it hereunder or thereunder, (iii) that attached thereto is a true, correct, and complete copy of the New Originator’s certificate of incorporation, certificate of merger, certificate of formation and all related documents relating to the merger of Huntsman Advanced with and into the New Originator and its operating agreement, (iv) that attached thereto is a true correct and complete copy of the duly adopted resolutions (or, if applicable, a unanimous consent) of the Board of Directors or the members, as the case may be, of the New Originator, as in effect on the date hereof, authorizing the execution of the Joinder Agreement, this Amendment, and the other Transaction Documents to which it is a party and the consummation of the Transactions pursuant to the Transaction Documents, and (v) that attached thereto is a true, correct and complete copy of the Certificate of Good Standing for the New Originator issued by the Secretary of State of Delaware;

(iv)     an Opinion of Counsel to the New Originator dated the date hereof and addressed to each Funding Agent, Huntsman International, the Collateral Agent and the Administrative Agent in form and substance satisfactory to each Funding Agent, the Purchaser, the Collateral Agent and the Administrative Agent covering due execution, enforceability and security interest matters;

(v)     the results of a recent search satisfactory to the Administrative Agent and each Funding Agent of any UCC filings (or equivalent filings) made with respect to the New Originator in the jurisdictions in which the New Originator is required to file financing statements (or similar filings) together with copies of the financing statements (or similar documents) disclosed by such search and accompanied by evidence satisfactory to the Administrative Agent and each Funding Agent that any Liens disclosed by such search would be Permitted Liens or have been released;

(vi)     copies of proper financing statements (Form UCC-1), which will be filed on or prior to the date hereof, naming the New Originator as the debtor, in favor of Huntsman International, as the first secured party/buyer/assignor, the Company as second secured party/buyer/assignor, and the Collateral Agent, as total assignee of secured parties/buyers/assignors, or other similar instruments or documents as may be necessary or in the reasonable opinion of Huntsman International, the Administrative Agent, the Collateral Agent or any Funding Agent, desirable under the UCC of all appropriate jurisdictions to perfect Huntsman International’s ownership interest in the Receivable Assets sold by the New Originator under the Existing U.S. Receivables Purchase Agreement;

(vii)     a solvency certificate delivered by the New Originator with respect to New Originator’s solvency in the form of Schedule 1 to the Existing U.S. Receivables Purchase Agreement;

(viii)     a certificate prepared by the Master Servicer and executed by an authorized signatory certifying that after giving effect to the addition of the New Originator, the Target Receivables Amount shall be equal to or less than the Aggregate Receivables Amount on the date the New Originator is added pursuant to the Existing U.S. Receivables Purchase Agreement; and

(ix)     if, as of the date of the proposed addition of the New Originator, the aggregate Principal Amount of Receivables owned by the Company that were generated by Additional Originators or generated with respect to Acquired Lines of Business pursuant to the provisions of Section 27 of the Existing U.S. Receivables Loan Agreement in the immediately preceding twelve (12) calendar months (including the aggregate Principal Amount of all Receivables of the New Originator proposed to be sold by the New Originator on such day) is greater than ten percent (10%) of the Aggregate Receivables Amount on such date before giving effect to the addition of the New Originator, the historical aging and liquidation schedule information of the Receivables originated by the New Originator and other data relating to the Receivables is satisfactory to each Funding Agent and the Administrative Agent.

9.	Miscellaneous.

9.1

Each of the parties hereto hereby consents, acknowledges and agrees to the amendments set forth in Sections 2, 3, and 4 of this Amendment, the waivers set forth in Section 7, and the agreements set forth in Sections 5 and 6 hereof. Huntsman International, as Servicer Guarantor, hereby expressly affirms its obligations under the Transaction Documents.

9.2

Except as expressly amended by this Amendment, each of the U.S. Receivables Loan Agreement, the U.S. Receivables Purchase Agreement, the U.S. Servicing Agreement and each other Transaction Document is ratified and confirmed in all respects and the terms, provisions and conditions thereof are and shall remain in full force and effect. The parties hereto agree that this Amendment shall constitute a Transaction Document.

9.3

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.4

This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Delivery (by fax or email) of a facsimile signature on the signature page of this Agreement shall be effective as delivery of an original signature thereof.

9.5	The provisions of Sections 37.1, 37.2, 37.21 and 37.22 of the Existing U.S. Receivables Loan Agreement shall apply hereto, mutatis mutandis, as if set forth in full herein.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

HUNTSMAN RECEIVABLES FINANCE II LLC

By:     /s/ Claire Mei
     Name: Claire Mei
     Title:    Vice President & Treasurer

VANTICO GROUP S.À R.L.

By:     /s/ Joe Hambor
     Name: Joe Hambor
     Title:    Authorized Signatory

HUNTSMAN INTERNATIONAL LLC

By:     /s/ Claire Mei
     Name: Claire Mei
     Title:    Vice President & Treasurer

HUNTSMAN ETHYLENEAMINES LLC

By:     /s/ Claire Mei
     Name: Claire Mei
     Title:    Vice President & Treasurer

HUNTSMAN PETROCHEMICAL LLC

By:     /s/ Claire Mei
     Name: Claire Mei
     Title:    Vice President & Treasurer

HUNTSMAN ADVANCED MATERIALS AMERICAS LLC

By:     /s/ Claire Mei
     Name: Claire Mei
     Title:    Vice President & Treasurer

EPM SPECIALTY POLYMERS HOLDING CORP.,
as New Originator

By:     /s/ Claire Mei
     Name: Claire Mei
     Title:    Vice President & Treasurer

PNC BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Collateral Agent

By:     /s/ Michael Brown
     Name: Michael Brown
     Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By:     /s/ Michael Brown
     Name: Michael Brown
     Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Funding Agent, as a Committed Lender, and as an Issuing Bank

By:     /s/ Michael Brown
     Name: Michael Brown
     Title:    Senior Vice President

RELIANT TRUST,
as a Conduit Lender

By: Computershare Trust Company of Canada, in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent, The Toronto-Dominion Bank

By:     /s/ Luna Mills
     Name: Luna Mills
     Title:    Managing Director

THE TORONTO DOMINION BANK,
as a Funding Agent and as a Committed Lender

By:     /s/ Luna Mills
     Name: Luna Mills
     Title:    Managing Director